Marcos Gomez Principal

OPTION AGREEMENT

between

MOUNTAIN F. ENTERPRISES, INC.,

and

RISE GRASS VALLEY, INC.

dated as of

November 25, 2024

OPTION AGREEMENT

This OPTION AGREEMENT (this "**Agreement**"), dated as of the 25th day of November, 2024 (the "**Effective Date**"), is entered into between, a MOUNTAIN F. ENTERPRISES, INC., a California corporation ("**Optionor**"), and RISE GRASS VALLEY, INC., a Nevada corporation ("**Optionee**").

RECITALS

WHEREAS, Optionor is the owner of that certain real property located at 12791, 12503 and 12625 Brunswick Road, Grass Valley California 95945, which is more particularly described in Exhibit A attached hereto and incorporated herein (the "**Property**"); and

WHEREAS, Optionor wishes to grant to Optionee, and Optionee wishes to obtain from Optionor, an irrevocable and exclusive option to purchase the Property, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the Option Consideration (defined below) and the other mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Grant of Option.** Subject to consummation of the transactions contemplated by those certain purchase agreements providing for the purchase of the Property by Optionor from Optionee, dated as of even date herewith by and between the Grantor, as purchaser, and the Grantee, as seller (together, the "**Purchase Agreement**"), and as a condition precedent to the effectiveness thereof, Optionor hereby grants to Optionee an exclusive and irrevocable option to purchase the Property (the "**Option**").

2. **Option Term.** The term of the Option (the "**Option Term**") shall commence on the Effective Date and automatically expire on the November 25, 2044 (the "**Option Termination Date**"), unless duly extended, exercised, or sooner terminated by the mutual agreement of the parties.

3. **Option Consideration.**

(a) The Option is granted in consideration of, and as a condition to, the Purchase Agreement and the transactions contemplated thereby.

(b) Optionee acknowledges and agrees that the Purchase Agreement constitutes consideration to Optionor for Optionor's agreement to: (i) enter into this Agreement with Optionee; and (ii) sell the Property to Optionee on the terms and conditions and for the Buyback Purchase Price (defined below), on the pre-condition that Optionee acquires final government approvals to perform mining operations adjacent to the Property.

4. **Exercise of Option.** At any time during the Option Term, Optionee may exercise the Option by timely sending Optionor a written notice of Optionee's intention to exercise the Option (the "**Exercise Notice**") accompanied by three (3) executed copies of the Purchase and

Sale Agreement (the "**Buyback Purchase Agreement**") in the form substantially similar to, *mutatis mutandis*, the Purchase Agreement with such modifications or additions as the parties may mutually agree. Optionor shall promptly execute the Buyback Purchase Agreement and return two (2) fully executed originals to Optionee. If Optionee does not timely exercise the Option in the manner described herein on or before the Option Termination Date, the option shall automatically terminate. Thereafter, neither party shall have any further obligations hereunder except for those that expressly survive termination of this Agreement.

5. **Buyback Purchase Price.** The purchase price under the Buyback Purchase Agreement (the "**Buyback Purchase Price**") shall be equal to (a) the purchase price under the Purchase Agreement *plus* (b) the cost of any capital improvements (but excluding expenditures for maintenance or repairs), *compounded at* (c) 5% per annum (in the case of amounts clause (a), calculated from the date of payment, and in the case of amounts under clause (b), calculated from the date of such expenditures). For the avoidance of doubt, the amount and timing of expenditures under clause (b) shall be determined by mutual agreement of the parties acting reasonably.

6. **Assignment of Option.** This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs or successors and permitted assigns. Optionee may assign its interest under this Agreement without the prior consent of Optionor, provided Optionee's assignee executes an instrument in a form reasonably satisfactory to Optionor agreeing to be bound by all the terms and conditions of this Agreement. Upon any assignment of Optionee's entire interest under this Agreement, Optionee shall be relieved of all further liability under this Agreement.

7. **Optionor's Right to Sell or Transfer the Property.** Optionor may sell or otherwise transfer the Property to any successor owner of the Property during the Option Term notwithstanding anything to contrary contained here. If Optionor transfers the Property during the Option Term, this Option Agreement shall be binding on the successor owner of the Property. The Buyback Purchase Price contained in paragraph 5 above shall remain binding on the successor owner of the Property without change to the Buyback Purchase Price formula. For clarity purposes, the Buyback Purchase Price shall remain based on the purchase price between Optionee and Optionor, and not on any subsequent purchase and sale to a successor Property owner, plus the cost of any capital improvements (but excluding expenditures for maintenance or repairs), compounded at (c) 5% per annum. For the avoidance of doubt, the Optionor hereby acknowledges that the transfer of any interest in the Property would trigger the acceleration provision of that certain Promissory Note dated November 8, 2024 made by the Optionor in favor of the Optionee; and the parties hereto hereby agree that the transfer of any interest in the Property to the Optionee, including the conveyance of any easement to which the Property might be subject, shall not trigger such acceleration provision.

8. **Memorandum of Option Agreement.** Concurrently with the execution and delivery of this Agreement, Optionor and Optionee shall execute and acknowledge a Memorandum of Option Agreement in substantially the form attached hereto and incorporated herein as Exhibit B, which Optionee, at its sole cost and expense, is authorized to file and record in the Office of the Nevada County Recorder, California.

9. **Notices**. Unless specifically stated otherwise in this Agreement, All notices, waivers, and demands required or permitted hereunder shall be in writing and delivered to the addresses set forth below by one of the following methods: (a) hand delivery, whereby delivery is deemed to have occurred at the time of delivery; (b) a nationally or regionally recognized overnight courier company, whereby delivery is deemed to have occurred the Business Day following deposit with the courier; (c) registered U.S. Mail, signature required and postage-prepaid, whereby delivery is deemed to have occurred on the third Business Day following deposit with the United States Postal Service; or (d) electronic transmission (email) provided that the transmission is completed no later than noon Los Angeles time on a Business Day and the original is promptly followed via any other means authorized hereunder, whereby delivery is deemed to have occurred at the end of the Business Day on which electronic transmission is completed.

To Optionor: Name: Mountain F. Enterprises, Inc.,
Attn: Marcos Gomez
Title: Principal
Address: 950 Iron Point Road, Suite 210, Folsom, California 95630
Telephone: 530-919-6487
Email: mar15@mtfent.com

With a copy to: legal@zmogllc.com

To Optionee: Name: Rise Grass Valley, Inc.
Attn: Joseph Mullin
Title: CEO & President
Address: 345 Crown Point Circle, Suite 600 Grass Valley, California, USA 95945
Telephone: 530-433-0188
Email: jmullin@risegoldcorp.com

Any party to this Agreement may change its address for purposes of this Section 8 by giving written notice as provided herein. Notices shall be valid only if served in the manner provided herein.

10. **Counterparts.** This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature copying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11. **Business Days**. Whenever any action must be taken (including the giving of notices) under this Agreement during a certain time period (or by a particular date) that ends or occurs on a nonbusiness day, then such period (or date) shall be extended until the next succeeding Business Day. As used herein, the term "**Business Day**" shall mean any day other

than a Saturday, a Sunday, or a legal holiday on which national banks are not open for general business in the State of California.

12. **<u>Time of the Essence</u>**. Optionor and Optionee hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation, and provision hereof and that failure to timely perform any of the terms, conditions, obligations, or provisions hereof by either party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the party so failing to perform.

13. **<u>Governing Law</u>**. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

OPTIONOR:

MOUNTAIN F. ENTERPRISES, INC.,
a California corporation

By________________________
Name:
Title:

OPTIONEE:

RISE GRASS VALLEY, INC.,
a Nevada corporation

By________________________
Name: Joseph Mullin
Title: President and Chief Executive Officer

EXHIBIT A

Property Description

Parcel Number	Legal Description	Lot Size (Acres)
Mill Site Property		
06-441-03	SEC 31, TWN 16N, RNG 9E, MDM, PTN NW 1/4 of 31-16-9	15.19 AC
06-441-04	SEC 31, TWN 16N, RNG 9E, MDM, PTN 31-16-9	0.85 AC
06-441-05	SEC 31, TWN 16N, RNG 9E, MDM, PTN W 1/2 of 31-16-9	50.01 AC

EXHIBIT B

Memorandum of Option Agreement

COPY

RECORDING REQUESTED BY:
Rise Grass Valley, Inc.

AND WHEN RECORDED MAIL TO:
Rise Grass Valley, Inc.
345 Crown Point Circle, Suite 600
Grass Valley, California 95945

Nevada County Recorder
Natalie Adona
Document#: 20240019340
Tuesday December 10 2024, at 11:14:06 AM
Rec Fee:$36.00 CCF:$2.00 CC:$77.00
Paid: $115.00 CP

MEMORANDUM OF OPTION AGREEMENT
(DOCUMENT TITLE)

RECORDING REQUESTED BY:

RISE GRASS VALLEY, INC.

WHEN RECORDED MAIL TO:

345 Crown Point Circle
Suite 600 Grass Valley
California, USA 95945

Assessor's Parcel Number(s):
006-441-003-000
006-441-004-000
006-441-005-000

(Above Space for Recorder's Use Only)

MEMORANDUM OF OPTION AGREEMENT

THIS MEMORANDUM OF OPTION AGREEMENT ("**Memorandum**"), dated as of the 22nd day of November, 2024, is entered into between MOUNTAIN F. ENTERPRISES, Inc, a California limited liability company ("**Optionor**"), and RISE GRASS VALLEY, INC., a Nevada corporation ("**Optionee**"). Optionor and Optionee are also sometimes collectively referred to herein as the "**Parties**" and individually as a "**Party.**"

Optionor and Optionee hereby acknowledge the following:

1. Option Agreement. For valuable consideration described in that certain Option Agreement, dated of even date herewith (the "**Option Agreement**"), Optionor has granted to Optionee the exclusive and irrevocable option to purchase all that certain real property and improvements having street addresses of 12791, 12503 and 12625 Brunswick Road , Grass Valley California 95945, as described on Exhibit A attached hereto and incorporated herein (the "**Property**"), under the terms and conditions set out in the Option Agreement (the "**Option**").

2. Term. The initial term of the Option commences on the date hereof and expires on November 21, 2044 (the "**Term**").

3. Notices. Unless specifically stated otherwise in this Memorandum, All notices, waivers, and demands required or permitted hereunder shall be in writing and delivered to the addresses set forth below by one of the following methods: (a) hand delivery, whereby delivery is deemed to have occurred at the time of delivery; (b) a nationally or regionally recognized overnight courier company, whereby delivery is deemed to have occurred the Business Day following deposit with the courier; (c) registered U.S. Mail, signature required and postage-prepaid, whereby delivery is deemed to have occurred on the third Business Day following deposit with the United States Postal Service; or (d) electronic transmission (email) provided that the transmission is completed no later than noon Los Angeles time on a Business Day and the original is promptly followed via any other means authorized hereunder, whereby delivery is deemed to have occurred at the end of the Business Day on which electronic transmission is completed.

To Optionor:

Name: Mountain F. Enterprises, Inc.,
Attn: Marcos Gomez
Title: Principal
Address: 950 Iron Point Road, Suite 210, Folsom, California 95630
Telephone: 530-919-6487
Email: mar15@mtfent.com

With a copy to: legal@zmogllc.com

To Optionee:

Name: Rise Grass Valley, Inc.
Attn: Joseph Mullin
Title: CEO & President
Address: 345 Crown Point Circle, Suite 600 Grass Valley, California, USA 95945
Telephone: 530-433-0188
Email: jmullin@risegoldcorp.com

4. Conflicts. This Memorandum is only intended for recording purposes to provide notice of certain terms and conditions contained in the Option Agreement and is not to be construed as a complete summary of the terms and conditions thereof. This Memorandum is subject to the Option Agreement and any amendments, modifications, alterations, renewals, and extensions of the Option Agreement. The terms and provisions of the Option Agreement are incorporated into this Memorandum by reference. If there is any conflict between this Memorandum and the Option Agreement, the provisions of the Option Agreement shall control.

5. Counterparts. This Memorandum may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature copying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Memorandum to be executed as of the date first written above.

OPTIONOR:

MOUNTAIN F. ENTERPRISES, INC.,
a California corporation

By: ____________
Name: Marcos Gomez
Title: Principle

OPTIONEE:

RISE GRASS VALLEY, INC.,
a Nevada corporation

By: ____________
Name: Joseph Mullin
Title: President and Chief Executive Officer

Optionee Acknowledgment

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)

) ss.

County of ~~Nevada~~ El Dorado)

On 11/26/2024 before me, Carla SB Carr, Notary Public, personally appeared, Marco Gomez who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature] (Seal)

CARLA SB CARR
Notary Public - California
El Dorado County
Commission # 2448926
My Comm. Expires Jun 28, 2027

IN WITNESS WHEREOF, the Parties have caused this Memorandum to be executed as of the date first written above.

OPTIONOR:

MOUNTAIN F. ENTERPRISES, INC.,
a California corporation

By:_______________
Name:
Title:

OPTIONEE:

RISE GRASS VALLEY, INC.,
a Nevada corporation

By: [signature]
Name: Joseph Mullin
Title: President and Chief Executive Officer

Optionee

~~Optionor~~ Acknowledgment

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)

) ss.

County of Nevada)

On 11-26-2024 before me, Gary Chicarelli

______, personally appeared, JOSEPH E. MULLIN who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ____________________ (Seal)

GARY CHICARELLI
Notary Public - California
Nevada County
Commission # 2493736
My Comm. Expires Jul 18, 2028

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

Parcel Number	Legal Description	Lot Size (Acres)
Mill Site Property		
06-441-03	SEC 31, TWN 16N, RNG 9E, MDM, PTN NW 1/4 of 31-16-9	15.19 AC
06-441-04	SEC 31, TWN 16N, RNG 9E, MDM, PTN 31-16-9	0.85 AC
06-441-05	SEC 31, TWN 16N, RNG 9E, MDM, PTN W 1/2 of 31-16-9	50.01 AC